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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 18, 2003 relating to the financial statements and financial statement schedule of JNI Corporation, which appears in JNI Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

PricewaterhouseCoopers LLP

San Diego, California
October 9, 2003

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS